UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 31, 2012
Date of report (Date of earliest event reported)

NEW ULM TELECOM, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27 North Minnesota Street
New Ulm, MN 56073
(Address of principal executive offices, including zip code)

(507) 354-4111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed by New Ulm Telecom, Inc. (“NU Telecom” or the “Company”) on January 7, 2013 in connection with the spin-off described in Item 2.01 below that was completed on December 31, 2012. This amended Form 8-K/A is being filed to include the financial information required by Item 9.01.

Item 2.01 Completion of Acquisition or Deposition of Assets

Completion of Hector Communications Corporation (HCC) Spin-off and NU Telecom Acquisition of Sleepy Eye Telephone Company (SETC)

As previously disclosed, NU Telecom, Arvig Enterprises, Inc. and Blue Earth Valley Communications, Inc. were equal one-third owners in HCC, a diversified telecommunications company. In keeping with the November 15, 2012 spin-off agreement, HCC and its three owners/shareholders agreed to distribute its independent local exchange company subsidiaries to its three owners/shareholders (“Spin–Off”). HCC and its shareholders determined that by spinning-off these local exchange telephone companies to its constituent shareholders, these individual shareholders would be able to take advantage of their geographical proximity to these local exchange telephone companies to (i) continue to provide continued and uninterrupted service to customers of these local exchange telephone companies; (ii) more fully integrate these local exchange telephone companies into their current operations and existing operating businesses and (iii) allow more efficient branding and delivery of services to these customers.

The Spin-off was completed on December 31, 2012.

Under the Spin-Off, NU Telecom received all of the stock of SETC and certain assets and investments of HCC. SETC currently serves customers in southern Minnesota.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited financial statements of SETC are filed with this Report as Exhibit 99.1:

	•	Independent Registered Public Accounting Firm’s Report for the years ended December 31, 2012 and 2011.

	•	Balance Sheets for the years ended December 31, 2012 and 2011.

	•	Statements of Income for the years ended December 31, 2012 and 2011.

	•	Statements of Stockholders’ Equity for the years ended December 31, 2012 and 2011.

	•	Statements of Cash Flows for the years ended December 31, 2012 and 2011.

	•	Notes to Financial Statements.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed financial statements of NU Telecom and SETC are filed with this Report as Exhibit 99.2:

	•	Introduction to Pro Forma Combined Condensed Financial Information

	•	Pro Forma Combined Condensed Balance Sheet as of December 31, 2012

	•	Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2012

	•	Notes to Pro Forma Combined Condensed Financial Statements

(c)	Exhibits

23.1 Consent of Independent Registered Public Accounting Firm.

	99.1	Financial Statements of SETC, Years Ended December 31, 2012 and 2011.

	99.2	NU Telecom Unaudited Pro Forma Combined Condensed Financial Statements as of and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2013	New Ulm Telecom, Inc.

	By:	/s/Curtis O. Kawlewski
Curtis O. Kawlewski
Its: Chief Financial Officer